Sycuan
Funds

Sycuan US Value Fund

*You should consider the investment objectives, risks, charges and expenses of the Fund before investing. The prospectus contains this and other important information regarding the Fund. You may obtain a prospectus by calling 1.888.899.8344.

Sycuan Funds

Sycuan US Value Fund
Top 10 Holdings*

Company	%	Sector
Ingersoll-Rand	5.46	Industrials
Dell	4.74	Information Technology
Illinois Tool Works Inc	4.49	Industrials
Johnson & Johnson	4.39	Healthcare
3M Co.	4.32	Healthcare
American International Group	4.30	Financials
Cisco Systems Inc.	4.16	Information Technology
Citigroup Inc.	4.08	Financials
Texas Instruments, Inc.	4.06	Information Technology
Bank of America Corp.	4.05	Financials
Top 10 as % of Portfolio	42.68	

* As of 06/30/07. Portfolio holdings are subject to change and should not be considered a recommendation to buy individual securities.

Hensci!  My name is VaRene Martin. I am a member of Thlopthlocco Tribal Town of the Muscogee Creek Nation of Oklahoma.

I am here today to introduce you to the Sycuan Band of the Kuymeyaay Nation and the Sycuan US Value Fund.

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A small flower flourishes in the Dehesa Valley of San Diego County. In the language of the Kumeyaay, that flower is “Sycuan”. In the same valley, a people have endured, adapted and thrived. They call their land Sycuan and on behalf of Sycuan I am honored today to share their story …

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The Sycuan Band has ancestry going back to 10,000 B.C., the earliest documented inhabitants in what is now San Diego County. For thousands of years, the Kumeyaay lived peacefully and prospered in San Diego's moderate climate.

By the year 1769, the destruction of the Kumeyaay way of life had irreversibly begun. The land given to Sycuan was remote, harsh and poor for farming. Although the Kumeyaay were the most resistant of all California Indians to subjugation and while many moved away from the coast towards the mountains, they still saw their ways destroyed and their land stolen.

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Throughout history, they have been guided by tribal values and thoughtful preparation for the future.  Their mission is as valid today as it was to past generations.  The future comes more quickly than most ever anticipate and we must be prepared.  Based on long-held traditions, Sycuan has taken numerous steps to ensure future growth and economic stability for both their people and the communities in which they live and work.

Today, the Sycuan Band again stands proud over its land. While not forgetting the past, the Sycuan people now look forward to the future, and to be self-reliant once again.

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Sycuan understands the importance of diversification and the need to preserve today’s harvest for tomorrow.  As part of that diversification plan, Sycuan Tribal Development Corporation was founded in 2001.

As part of this diversification plan, Sycuan formed Sycuan Capital Management, an investment adviser, under the Sycuan Tribal Development Corporation umbrella.

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Sycuan became one of the first tribal nations to enter the financial services industry and Sycuan Capital Management is the first-ever tribal-owned investment adviser, registered with the Securities and Exchange Commission.

Sycuan Capital Management is owned 100% by the Sycuan Band of the Kumeyaay Nation.

It is a Native American owned firm dedicated to professional money management and the self-reliance of the Native American people.

The Sycuan US Value fund was launched in October of 2003 … a mutual fund.

Mutual funds have become one of the most popular ways to invest.  Most people don’t take the time to research individual stocks, or read about different types of bonds.  Instead, they invest in mutual funds.

And just what is a mutual fund???

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A mutual fund is a collection of stocks and/or bonds. In the case of the Sycuan US Value Fund it is normally stocks.

When you buy shares of a mutual fund, you buy a percentage ownership in a portfolio of a fairly large number of stocks and/or bonds.

Each investor owns shares in the mutual fund, which represent a portion of the holdings of the fund.

That mutual fund is managed by professionals whose entire job is to make sure that the fund performs well.

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Mutual funds are investment vehicles that satisfy two needs of many small or inexperienced investors:

1)

diversification and

2)

professional management

With mutual funds, you get instant diversification by investing in just one thing – the fund. When you buy into a mutual fund, you are buying small parts of dozens of companies. This helps to lessen your risk.

The second advantage to owning a mutual fund is professional management. A mutual fund is managed by one individual or a team of people responsible for the performance of the fund. It is their job to try to manage the fund so it gives a good return while also managing the investment risk.

Mutual funds are designed to perform as a long-term investment vehicle.  However if you find the need to redeem out of the fund in a short amount of time, mutual funds are more liquid than many other investment products.

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What is the U.S. Value Fund?

The Sycuan US Value fund normally invests its assets in common stocks of US companies that the Fund’s sub-adviser believes are undervalued or believes have  more potential than the market has recognized. Thus the name US Value.

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This is a list of the top 10 holdings in the Sycuan US Value Fund as of June 30, 2007.

When you buy shares of a mutual fund your money is pooled together with the other investors and stocks such as you see here are purchased within the fund’s portfolio.

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Sycuan Capital Management is responsible for hiring an experienced sub-advisor to maintain the day to day investments of the Sycuan Funds.

A.Q. Johnson & Co., Inc., has been engaged to act as the investment sub-adviser of the Fund. Although Sycuan Capital has delegated its portfolio management duties to A.Q. Johnson, Sycuan Capital remains primarily responsible for these services and monitors the sub-adviser's performance.

A.Q. Johnson & Co., Inc. was organized in 2002 and has served as investment adviser to individuals, trusts, retirement plans, corporations and mutual funds since that time.

The Fund's investment portfolio is managed on a day-to-day basis by Arthur Q. Johnson. Mr. Johnson is a Chartered Financial Analyst (CFA) and is a member of the Association for Investment Management & Research and the San Diego Society of Financial Analysts. He was a principal at Brandes Investment Partners, L.P. from 1986 to 2000. Since 2002, Mr. Johnson has been the President and lead manager of A.Q. Johnson &Co.

Part of being self-reliant is providing for the needs of our own people.

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Add the Sycuan US Value Fund to your 401k platform as one of the mutual funds your employees and tribal members can select as an investment option.

The Sycuan US Value Fund can be one of the asset allocations within your Permanent Fund, Minor’s Trust, Elder’s Trust or Tribal Investment Portfolios

Individual tribal members can invest with as little as $5000 or $1000 with a $100 minimum automatic monthly or quarterly investment.

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These are exciting times for us … our self-reliance is paramount.  The creation of Native American Bank, native/minority owned investment manager and tribally owned mutual fund.  We are trying to make a difference.  After the hardships we have endured who would have thought we could come this far… I know our ancestors are proud ….

It is a good day to be Native!

Mvto!